EXHIBIT 10.3

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”), is made as of the 5th day of March, 2015 by and between PRESTON HILLS GARDENS ASSOCIATES, LLC and RIVERSIDE REALTY PRESTON HILLS, LLC, each a Delaware limited liability company (collectively, “Seller”) and STEADFAST ASSET HOLDINGS, INC., a California corporation (“Buyer”).
R E C I T A L S:
WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated January 21, 2015, as amended by that certain First Amendment to Purchase and Sale Agreement dated February 3, 2015 (collectively, the “Purchase Agreement”), for the purchase and sale of improved real property, together with personal and intangible property, located in Gwinnett County, Georgia, and more particularly described in the Purchase Agreement (the “Property”); and
WHEREAS, Seller and Buyer desire to amend the Purchase Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual undertakings set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:
1.Definitions. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Purchase Agreement.
2.    Recitals. The recitals set forth above are incorporated herein as part of this Amendment.
3.    Time and Place of Closing. Section 7.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“7.2    Time and Place. The Closing shall take place through escrow with the Title Company on the Closing Date. On the Closing Date: (a) the parties shall cause the Escrow Agent to disburse the Purchase Price (subject to prorations and adjustments provided in this Agreement) to Seller pursuant to this Agreement and to other parties as set forth on the executed settlement statement, and (b) the parties shall direct the Escrow Agent to file, record and/or deliver all documents executed in accordance with this Agreement to the parties in accordance with this Agreement, as to be set forth in written instructions received by the parties. On or before the Closing Date, Buyer and Seller shall deliver all closing documents into escrow with the Escrow Agent and take all other actions reasonably necessary to close the transaction contemplated herein, except that Buyer shall not be required to deposit funds sufficient to close the transaction until 1:00 p.m. eastern time on the Closing Date.”

4.    No Other Amendments. Except as otherwise expressly amended by this Amendment, (a) this Amendment shall not otherwise operate to waive, modify, release, consent to or in any manner affect any rights or obligations of Seller and Buyer under the Purchase Agreement, and (b) the Purchase Agreement (as amended by this Amendment) remains in full force and effect.
5.    Conflict; Counterparts. In the event of any conflict between the terms of this Amendment and the Purchase Agreement, this Amendment shall control. This Amendment may be executed in multiple counterparts via facsimile or email in .PDF format, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment.
6.    Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns.
7.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Property is located without regard to choice of law rules.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SELLER:

PRESTON HILLS GARDENS ASSOCIATES, LLC,
a Delaware limited liability company

By:	Preston Hills Managing Co., LLC, a Delaware
limited liability company, its Manager

By:	/s/ T. Richard Litton, Jr.
Name:	T. Richard Litton, Jr.
Title:	Vice President

RIVERSIDE REALTY PRESTON HILLS, LLC
a Delaware limited liability company

By:	Riverside Preston Hills Managing Co., LLC, a
Delaware limited liability company, its Manager

By:	/s/ T. Richard Litton, Jr.
Name:	T. Richard Litton, Jr.
Title:	Vice President

BUYER:

STEADFAST ASSET HOLDINGS, INC.
a California corporation

By:	/s/ Ana Marie del Rio
Name:	Ana Marie del Rio
Title:	Vice President

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